UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 1, 2026

SERVICE PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634

(Address of Principal Executive Offices) (Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
Common Shares of Beneficial Interest	SVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “our” and “us” refer to Service Properties Trust.

Item 8.01.	Other Events.

On January 1, 2026, we and The RMR Group LLC, or RMR, amended our Second Amended and Restated Business Management Agreement, dated June 5, 2015, or the Business Management Agreement, to change the index used for the incentive management fee calculation and termination for performance provision under the agreement. As amended, for periods beginning on or after January 1, 2026, the applicable index for these purposes under the Business Management Agreement will be the MSCI US REIT Diversified Index. The MSCI U.S. REIT/Hotel & Resort REIT Index will continue to apply for periods prior to January 1, 2026. The terms of the amendment were reviewed, approved and adopted by our Compensation Committee, which is comprised solely of Independent Trustees. The foregoing description of the amendment is not complete and is subject to and qualified by reference to the copy of the Business Management Agreement, a copy of which is filed as Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on June 8, 2015, the First Amendment to Second Amended and Restated Business Management Agreement, effective as of August 1, 2021, a copy of which is filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and the Second Amendment to Second Amended and Restated Business Management Agreement, a copy of which is filed as Exhibit 10.1 hereto, each of which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Second Amendment to Second Amended and Restated Business Management Agreement, effective as of January 1, 2026, between Service Properties Trust and The RMR Group LLC. (Filed herewith.)

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE PROPERTIES TRUST

		By:	/s/ Brian E. Donley
		Name:	Brian E. Donley
		Title:	Chief Financial Officer and Treasurer

Dated:	January 5, 2026

3